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                                                                    Exhibit 10.5

                            NEGATIVE PLEDGE AGREEMENT

            This NEGATIVE PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT") is executed as of July 13, 2005 by MONRO MUFFLER BRAKE, INC., a New York corporation ("BORROWER"), MONRO SERVICE CORPORATION, a Delaware corporation ("MONRO SERVICE"), and MONRO LEASING, LLC, a Delaware limited liability company ("MONRO LEASING", and together with Borrower, and Monro Service, collectively, the "COMPANIES") to and for the benefit of CHARTER ONE BANK, N.A., as administrative agent (in such capacity, "ADMINISTRATIVE AGENT") for the Lenders ("LENDERS") party to the Credit Agreement (defined below).

      A. Borrower, Administrative Agent and the Lenders have executed a Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), together with certain other Loan Papers.

      B. The execution and delivery of this Agreement is a condition to the execution of the Credit Agreement and the other Loan Papers by Administrative Agent and the Lenders and is an integral part of the transactions contemplated by the Loan Papers and a condition precedent to the obligations of Administrative Agent and the Lenders to extend credit under the Credit Agreement.

            NOW THEREFORE in consideration of the premises and other valuable consideration, the receipt and adequacy of which are acknowledged, each of the Companies covenants and agrees with Administrative Agent as follows:

      1. Certain Definitions. Unless otherwise defined in this Agreement, each capitalized term used but not defined in this Agreement will have the meaning given that term in the Credit Agreement. As used in this Agreement, the following terms have the meanings indicated:

      CREDIT AGREEMENT has the meaning given in the Recitals.

      DEFAULT means a Default as defined in the Credit Agreement.

      OBLIGATION means (a) the Obligation as defined in the Credit Agreement,
(b) all indebtedness, liabilities and obligations of the Companies arising under this Agreement, (c) interest accruing on, and attorneys' fees, court costs, and other costs of collection reasonably incurred in the collection or enforcement of, any of the indebtedness, liabilities, or obligations described in CLAUSES
(a) and (b) of this definition, and (d) any and all renewals and extensions of, or amendments to, any of the indebtedness, liabilities, and obligations described in CLAUSES (a) through (c) of this definition.

      2. Property. Except as permitted under the Credit Agreement, each of the Companies hereby agrees that, for so long as any part of the Obligations remains outstanding, it will not, without first obtaining the prior written consent of Administrative Agent, which at the sole discretion of Administrative Agent may be recorded in the jurisdiction in which the affected property is situated, (i) create or permit any lien, encumbrance, charge, or security interest of any kind to exist on any of the real properties owned now or in the future by such Company, including, without limitation, those

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properties described on EXHIBIT A attached hereto (the "PROPERTIES") or (ii)
transfer, sell, assign or in any manner dispose of all or any part of any of the Properties or any interest therein.

      3. Recording. Administrative Agent is hereby authorized and permitted to cause this Agreement to be recorded at such time and at such places as Administrative Agent, at its option, may elect.

      4. Representations and Warranties of the Companies. Each Company represents and warrants to Administrative Agent and the Lenders as follows:

            (i) Such Company owns the Properties as described on EXHIBIT A hereto and there are no existing liens or encumbrances upon or affecting the Properties other than Permitted Liens.

            (ii) That this Agreement constitutes the legal, valid and binding obligation of such Company enforceable in accordance with its terms. The execution and delivery of this Agreement and the compliance with the provisions hereof will not conflict with or constitute a breach of, or default under, any of the provisions of any other agreement to which such Company is a party.

      5. Default. Any failure by any Company to comply with the terms of this Agreement shall constitute a Default and the Companies agree that in such event Administrative Agent and Lenders shall have the right in addition to such other remedies as may be available to it, to file any deeds of trust, mortgages, financial statements or security agreements securing the Obligations as against any Property, and to obtain injunctive relief enjoining such breach of this Agreement and the Companies agree that they shall not urge that such remedy is not appropriate under the circumstances, it being expressly acknowledged by the Companies that such action shall cause Administrative Agent and Lenders irreparable damage for which legal remedies are inadequate to protect Administrative Agent and Lenders.

      6. Termination. This Agreement shall remain in full force and effect until the obligation shall have been paid in full.

      7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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      Executed as of the date set forth in the preamble.

                                 MONRO MUFFLER BRAKE, INC.,
                                 a New York corporation

                                 By: ____________________________________
                                     Catherine D'Amico, Executive Vice
                                     President of Finance, Chief
                                     Financial Officer, and Treasurer

                                 MONRO SERVICE CORPORATION,
                                 a Delaware corporation

                                 By: ____________________________________
                                     Catherine D'Amico, Treasurer

                                 MONRO LEASING, LLC,
                                 a Delaware limited liability company

                                 By: MONRO MUFFLER BRAKE, INC.,
                                     its Sole Member

                                     By: ________________________________
                                         Catherine D'Amico,
                                         Executive Vice President of Finance,
                                         Chief Financial Officer, and Treasurer

                                 CHARTER ONE BANK, N.A.,
                                 as Administrative Agent

                                 By: ____________________________________
                                 Name: __________________________________
                                 Title: _________________________________

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STATE OF NEW YORK)
                 ) ss.
COUNTY OF _______)

On the ____ day of July in the year 2005 before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                         ______________________
                                              Notary Public

STATE OF NEW YORK)
                 ) ss.
COUNTY OF _______)

On the ____ day of July in the year 2005 before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                          ______________________
                                               Notary Public

STATE OF NEW YORK)
                 ) ss.
COUNTY OF _______)

On the ____ day of July in the year 2005 before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                          ______________________
                                               Notary Public

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THE STATE OF NEW YORK)
                     ) ss.
COUNTY OF _________  )

On the ____ day of July in the year 2005 before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                          ______________________
                                               Notary Public

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                                    EXHIBIT A

                                   PROPERTIES

                                 [SEE ATTACHED]

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